UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2011

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Staples, Inc.  held its annual meeting of shareholders on June 7, 2011. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders.  For more information about the proposals set forth below, please see Staples’ definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2011.

1.               Staples’ stockholders elected the following directors to its Board of Directors:

DIRECTOR	FOR		AGAINST		ABSTAIN

Basil L. Anderson	557,524,516	(97.3%)	15,726,775	(2.7%)	887,834

Arthur M. Blank	499,541,181	(87.1%)	73,735,031	(12.9%)	862,913

Mary Elizabeth Burton	526,237,174	(91.8%)	47,046,160	(8.2%)	855,791

Justin King	558,775,092	(97.5%)	14,336,533	(2.5%)	1,027,500

Carol Meyrowitz	511,794,541	(89.3%)	61,338,695	(10.7%)	1,005,889

Rowland T. Moriarty	511,841,364	(89.3%)	61,431,834	(10.7%)	865,927

Robert C. Nakasone	525,947,307	(91.7%)	47,320, 616	(8.3%)	871,202

Ronald L. Sargent	537,441,302	(93.8%)	35,736,400	(6.2%)	961,423

Elizabeth A. Smith	543,020,509	(94.7%)	30,115,034	(5.3%)	1,003,582

Robert E. Sulentic	542,983,319	(94.7%)	30,128,014	(5.3%)	1,027,792

Vijay Vishwanath	499,199,321	(87.1%)	73,919,652	(12.9%)	1,020,152

Paul F. Walsh	526,033,788	(91.8%)	47,235,242	(8.2%)	870, 095

There were 44,033,916 broker non-votes for each director.

2.             Staples’ stockholders voted to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Staples’ independent registered public accounting firm for the current fiscal year by a vote of  614,809,929 shares of common stock for (99.5%) and 3,169,747 shares of common stock against (0.5%).  There were 193,365 shares of common stock abstaining.

3.             Staples’ stockholders voted, on an advisory basis, to approve the executive compensation of Staples’ named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules by a vote of 338,709,491 shares of common stock for (59.0%) and 234,987,611 shares of common stock against (41.0%).  There were 442,023 shares of common stock abstaining and 44,033,916 broker non-votes on this matter.

4.             Staples’ stockholders voted, on an advisory basis, for a frequency of 1 Year for future executive compensation advisory votes by a vote of 529,181,624 shares of common stock for 1 Year (92.2%), 4,532,901 shares of common stock for 2 Years (0.8%) and 39,981,268 shares of common stock for 3 Years (7.0%).   There were 443,332 shares of common stock abstaining and 44,033,916 broker non-votes on this matter.

In accordance with the recommendation of our Board of Directors as set forth in the proxy statement, and based on the voting results for a frequency of 1 Year for future executive compensation advisory votes, Staples has determined that it will conduct an advisory vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules on an annual basis, until the next advisory vote on this matter is held.

5.             The non-binding shareholder proposal regarding the ability of shareholders to act by majority written consent was approved by a vote of 346,346,607 shares of common stock for (60.4%) and 226,750,240 shares of common stock against (39.6%).  There were 1,042,278 shares of common stock abstaining and 44,033,916 broker non-votes on this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	Staples, Inc.

	By:	/s/ KRISTIN A. CAMPBELL
Kristin A. Campbell
Senior Vice President,
General Counsel and Secretary